Income taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
The following table summarizes our income tax expense/(benefit):

	Year ended December 31,
(in thousands)	2016	2017	2018
Current income tax expense (benefit):
Germany	€11,405	€323	€2,225
Other countries	103	112	125
Current income tax expense (benefit)	11,508	435	2,350
Deferred income tax (benefit) expense:
Germany	(4,838)	(4,851)	(1,264)
Other countries	—	(348)	—
Deferred income tax (benefit) expense	(4,838)	(5,199)	(1,264)
Income tax expense (benefit)	€6,670	€(4,764)	€1,086

Reconciliation of German statutory income tax rate to effective income tax rate
The following table summarizes our income (loss) before income taxes allocated to Germany and to other countries:

	Year ended December 31,
(in thousands)	2016	2017	2018
Germany	€(32,985)	€(20,018)	€(20,574)
Other countries	(11,736)	2,205	108
Income (loss) before income taxes	€(44,721)	€(17,813)	€(20,466)

A reconciliation of amounts computed by applying the German statutory income tax rate to income (loss) before income taxes to total income tax expense (benefit) is as follows:

	Year ended December 31,
(in thousands)	2016	2017	2018
Income (loss) before income taxes	€(44,721)	€(17,813)	€(20,466)
Income tax expense at German tax rate (31.23%)	(13,964)	(5,562)	(6,391)
Foreign rate differential	219	33	(5)
Expected tax expense (benefit)	(13,745)	(5,529)	(6,396)
Tax effect from:
Non-deductible share-based compensation	16,875	5,017	6,465
Non-deductible corporate costs	1,306	34	—
Movement in valuation allowance	1,921	(3,517)	(184)
Foreign withholding taxes	29	—	813
Other differences	284	(769)	388
Income tax expense (benefit)	€6,670	€(4,764)	€1,086

Our effective tax rate was (14.9)% in 2016, 26.7% in 2017 and (5.3)% in 2018. This is primarily due to non-deductible share-based compensation of (pre-tax) €53.7 million in 2016, €16.0 million in 2017 and €20.7 million in 2018. Furthermore, (pre-tax) corporate costs amounting to €4.2 million for 2016 and €0.1 million for 2017 were pushed down from Expedia Group. No amounts were pushed down from Expedia Group in 2018. These corporate costs are non-deductible for tax purposes. Additional details on the movement in valuation allowance are included below.
Other differences relate to one-off items during the year. In 2018, €0.8 million relate to foreign withholding tax deductions. The remainder of the other permanent differences amounts in 2016, 2017 and 2018 relate to individually insignificant non-deductible expenses.
Uncertain tax positions
There are no uncertain tax positions provided for as of December 31, 2016, 2017 and 2018.
The Company is subject to audit by federal, state, local and foreign income tax authorities. As of December 31, 2018, there is an ongoing audit of tax returns from 2013 through 2015 for corporate and trade income tax as well as value-added tax for trivago GmbH. According to the statute of limitation, the German tax authorities may initiate additional audits of tax returns for 2014 through 2018. Management determined that it is not more likely than not that the current or any future audits result in an unfavorable outcome.
Deferred income taxes
At December 31, 2017 and 2018, the significant components of our deferred tax assets and deferred tax liabilities were as follows:

	Year Ended December 31,
(in thousands)	2017	2018
Deferred tax assets:
Net operating loss and tax credit carryforwards	€2,522	€949
Prepaid expense and other current assets	2,458	5,042
Deferred rent	1,429	1,778
Property and Equipment	537	459
Accrued expenses and other current liabilities	473	1,381
Intangible assets, net	—	372
Other long-term liabilities	326	299
Other	405	329
Total deferred tax assets	8,150	10,609
Less valuation allowance	(348)	—
Net deferred tax assets	7,802	10,609

Deferred tax liabilities:
Intangible assets, net	53,981	53,499
Property and equipment	2,059	2,778
Accrued expenses and other current liabilities	67	448
Other	—	434
Total deferred tax liabilities	56,107	57,159
Net deferred tax asset/(liability)	€(48,305)	€(46,550)

At December 31, 2018, we had net operating loss carryforwards (“NOLs”) for a tax-effected amount of approximately €0.9 million. The tax-effected NOL carryforwards decreased by €1.6 million from the amount recorded at December 31, 2017 primarily due to utilization of pre-tax losses at the level of the trivago N.V.
trivago N.V. is a Dutch listed entity, however has its tax residency in Germany. In 2017, trivago N.V. and trivago GmbH merged for tax purposes. This merger enables trivago N.V. to offset its NOLs with any future taxable profits of trivago GmbH. As a result, the €3.2 million previously unrecognized losses of trivago N.V. have been fully recognized in FY 2017.
Of this €3.2 million, €0.7 million of NOLs have not been utilized at December 31, 2018. If not utilized, the tax-effected NOL carryforwards of €0.7 million may be carried forward indefinitely. €0.3 million tax-effected NOLs referred to previously unrecognized losses of Base7 GmbH, which also may be carried forward indefinitely.
The tax-effected valuation allowance decreased by €0.3 million from the amount recorded at December 31, 2017 and relates to the recognition of previously unrecognized losses at the Base7 GmbH level.
The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period change, or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.
The total cumulative amount of undistributed earnings related to investments in certain foreign subsidiaries where the foreign subsidiary has or will invest undistributed earnings indefinitely was €2.0 million at December 31, 2018. We have not provided for any deferred income taxes on this difference as only 5% refer to a taxable temporary difference under German tax law, which is insignificant. In the event we distribute such earnings in the form of dividends or otherwise, these would be tax exempt for all investments located in Europe. Any capital gains on the sale of participations would be 95% exempt under German tax law.